Exhibit 10.23

AMENDMENT NO. 2

TO THE

DURATEK, INC.

DEFERRED COMPENSATION PLAN

Duratek, Inc. (the “Company”) wishes to amend the Duratek, Inc. Deferred Compensation Plan (the “Plan”) to address the distribution of amounts credited to accounts under the Plan which are attributable to the surrender of awards under the GTS Duratek, Inc. 1999 Stock Option and Incentive Plan (the “Incentive Plan”).

Accordingly, effective May 15, 2003, the Plan is amended as follows:

1.                                       A new Sub Section 4.8(e) is added to the Plan to read as follows:

e)  Unless the Company, in its sole discretion, permits otherwise, any distribution of a Participant’s Incentive Plan Contribution Credit Sub-Accounts shall be in the form of common stock of the Company.

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed, effective as specified herein.

ATTEST/WITNESS:		DURATEK, INC.

By:	/s/ DIANE R. BROWN	By:	/s/ ROBERT F. SHAWVER

Print Name:	Diane R. Brown	Print Name:	Robert F. Shawver

		Print Title:	Executive Vice President and Chief Financial Officer
		Date:	March 10, 2005